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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 14, 2002


                       Plains All American Pipeline, L.P.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                       0-9808                 76-0582150
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                           333 Clay Street, Suite 1600
                              Houston, Texas 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                           333 Clay Street, Suite 2900
                              Houston, Texas 77002
         (Former name or former address, if changed since last report.)

================================================================================

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Item 7.    Financial Statements and Exhibits

           (c)    Exhibits

           23.1     Consent of PricewaterhouseCoopers LLP.

           23.2      Consent of PricewaterhouseCoopers LLP.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  August 15, 2002               By:  Plains AAP, L.P., its general partner

                                     By:  Plains All American GP LLC,
                                          its general partner

                                     By:  /s/ Phillip D. Kramer
                                       -----------------------------------------
                                       Name:  Phillip D. Kramer
                                       Title: Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)

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                                Index to Exhibits



          23.1 Consent of PricewaterhouseCoopers LLP

          23.2 Consent of PricewaterhouseCoopers LLP





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